Exhibit (a)(1)(ii)
Conseco, Inc.
LETTER OF TRANSMITTAL
Offer to Purchase for Cash
Any and All Outstanding
3.50% Convertible Debentures due September 30, 2035
(CUSIP Nos. 208464BH9 and 208464BG1)
Pursuant to the Offer to Purchase (as defined below)

     The Offer (as defined below) will expire at 12:00 midnight, New York City time, on November 12, 2009, unless extended or earlier terminated (such time and date, as the same may be modified, the “Expiration Date”). Holders must validly tender their Debentures (as defined below) on or prior to the Expiration Date to be eligible to receive the Tender Consideration (as defined below). Tenders of Debentures may be withdrawn at any time on or prior to the Expiration Date.
The Depositary for the Offer is:
D.F. King & Co., Inc.
By Registered or Certified Mail, Hand or by Overnight Courier:

By Hand Before 5:00 p.m.:	By Overnight Courier:	By Registered or Certified Mail:

48 Wall Street 22nd Floor New York, New York 10005	48 Wall Street 22nd Floor New York, New York 10005	48 Wall Street 22nd Floor New York, New York 10005
By Facsimile Transmission:
(for Eligible Institutions Only)
(212) 809-8838
Confirm by Telephone or for Information Call:
(212) 493-6996
Attn: Elton Bagley
     DELIVERY OF THIS LETTER OF TRANSMITTAL (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO SHOULD BE USED ONLY TO TENDER CONSECO’S 3.50% CONVERTIBLE DEBENTURES DUE SEPTEMBER 30, 2035 (THE “DEBENTURES”) PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE DATED OCTOBER 15, 2009 (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, THE “OFFER TO PURCHASE”) AND THIS LETTER OF TRANSMITTAL.
     The Offer to Purchase and this Letter of Transmittal should be read carefully and in their entireties before this Letter of Transmittal is completed.
     All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

     This Letter of Transmittal and the instructions hereto and the Offer to Purchase constitute an offer by Conseco, Inc. (the “Company,” “Conseco,” “we” or “us”) to purchase for cash, upon the terms and subject to the conditions set forth herein and in the Offer to Purchase, any and all of its outstanding Debentures. We refer to our offer to purchase the Debentures as the “Offer.”
     The purchase price for Debentures tendered pursuant to the Offer will be an amount in cash equal to $1,000 per $1,000 principal amount of the Debentures (the “Tender Consideration”). The Tender Consideration is equal to the repurchase price holders would be entitled to receive for their Debentures on September 30, 2010 were they to exercise their put right on such date.
     Our obligation to accept for purchase and pay the Tender Consideration for Debentures validly tendered and not validly withdrawn on or prior to the Expiration Date is conditioned upon the conditions to the Offer discussed under “The Offer—Conditions to the Offer” in the Offer to Purchase being satisfied or waived by us. We may, in our sole discretion, waive any of the conditions of the Offer in whole or in part, at any time and from time to time, prior to the Expiration Date. Upon the terms and subject to the conditions of the Offer, we will pay the Tender Consideration, and accrued and unpaid interest to, but not including, the settlement date of the Offer, to each tendering holder whose Debentures are purchased in the Offer.
     Subject to applicable law, we reserve the right to (1) extend the Offer; (2) waive any and all conditions to, or amend, the Offer in any respect; or (3) terminate the Offer. Any extension, waiver, amendment or termination will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day after the last previously scheduled Expiration Date.
     Any holder desiring to validly tender its Debentures must either (i) in the case of a holder who holds physical certificates, complete and sign this Letter of Transmittal, in accordance with the instructions set forth herein and mail or deliver it or a facsimile copy thereof, together with the certificates evidencing the Debentures and any other documents required by this Letter of Transmittal to D.F. King & Co., Inc. (the “depositary”); or (ii) in the case of a beneficial owner who holds Debentures in book-entry form, request its broker, dealer, commercial bank, trust company or other nominee to effect the transaction for the holder of Debentures (in which case this Letter of Transmittal is being supplied only for informational purposes). Beneficial owners whose Debentures are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact their broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Debentures so registered.
     Participants in The Depository Trust Company (“DTC”) that hold Debentures on behalf of beneficial owners of Debentures must tender their Debentures through the DTC Automated Tender Offer Program (“ATOP”) by following the procedures set forth under “The Offer—Procedures for Tendering Debentures” in the Offer to Purchase. Please note that if Debentures are held by a custodian, the custodian may have an earlier deadline for tendering the Debentures pursuant to the Offer.
     To validly tender Debentures that are held through DTC, DTC participants must electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance and send an Agent’s Message to the depositary for its acceptance. The Agent’s Message must be received by the depositary on or prior to the Expiration Date. Delivery of validly tendered Debentures must be made to the depositary in accordance with DTC’s procedures for such transfer. The term “Agent’s Message” means a message transmitted by DTC and received by the depositary and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant in DTC tendering Debentures which are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Offer and Letter of Transmittal and that we may enforce such agreement against such participant.
     For a description of certain procedures to be followed in order to validly tender Debentures (through ATOP or otherwise), see “The Offer—Procedures for Tendering Debentures” in the Offer to Purchase and the instructions to this Letter of Transmittal.
     There are no guaranteed delivery provisions in connection with the Offer. The method of delivery of Debentures and other documents to the depositary, including delivery through DTC and any acceptance of an

Agent’s Message transmitted through ATOP, is at the election and risk of the holder, and delivery will be deemed made when actually received by the depositary. Instead of effecting delivery by mail, it is recommended that holders use an overnight or hand delivery service. If such delivery is by mail, it is recommended that holders use registered mail, validly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure delivery to the depositary on or prior to the Expiration Date.
     Debentures validly tendered may be withdrawn at any time on or prior to the Expiration Date. If we have not accepted for payment the tendered Debentures by 12:00 midnight, New York City time, on December 11, 2009, holders may also withdraw their Debentures after such time.
     Debentures validly withdrawn may thereafter be validly re-tendered at any time on or prior to the Expiration Date by following the procedures described under “The Offer—Procedures for Tendering Debentures” in the Offer to Purchase.
     By tendering Debentures pursuant to the Offer, you will be deemed to have made the representations and warranties set forth herein. Tenders of Debentures pursuant to the procedures described herein, and acceptance thereof by us, will constitute a binding agreement between the tendering holder and us upon the terms and subject to the conditions of the Offer, which agreement will be governed by the laws of the State of New York.

     THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE AN OFFER TO PURCHASE DEBENTURES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE AN OFFER UNDER APPLICABLE LAWS. THIS FORM NEED NOT BE COMPLETED BY HOLDERS TENDERING DEBENTURES THROUGH ATOP.
TENDER OF DEBENTURES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH

☐	CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:
     List below the Debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.

DESCRIPTION OF DEBENTURES TENDERED*

Name(s) and Address(es)
of Record Holder(s) or
Name of DTC
Participant and
Participant’s DTC
Account Number in		Aggregate Principal
which Debentures are		Amount of Debentures
Held (Please fill in, if		Represented by	Total Principal
blank)	Certificate Number(s)(1)	Certificate(s)(1)	Amount Tendered (2)

Total Principal Amount:

*	This form need not be completed by Holders tendering Debentures through ATOP.

(1)	Need not be completed by holders of Debentures tendering by book-entry transfer or in accordance with ATOP procedure for transfer (see below).

(2)	Unless otherwise specified in the column labeled “Total Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, it will be assumed that the entire principal amount represented by the Debentures described above is being tendered.
     If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Debentures tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Debentures. The Debentures and the principal amount of the Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes above.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     The undersigned hereby tenders to Conseco, Inc., a Delaware corporation (the “Company,” “Conseco,” “we” or “us”), the aggregate principal amount of Debentures indicated in this Letter of Transmittal in the table above under “Description of Debentures Tendered” under the column heading “Total Principal Amount Tendered” upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, receipt of which is hereby acknowledged.
     Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.
     Debentures validly tendered may be withdrawn at any time on or prior to the Expiration Date. The undersigned further acknowledges and agrees that tendered Debentures may not be validly withdrawn after the Expiration Date, except that after the Expiration Date, such tenders of Debentures may be validly withdrawn after 12:00 midnight, New York City time, on December 11, 2009, if Conseco has not accepted for payment such tendered Debentures prior to such time. The undersigned acknowledges and agrees that the tender of Debentures made hereby may not be withdrawn except in accordance with the procedures and conditions for withdrawal set forth in the Offer to Purchase under “The Offer—Withdrawal of Tenders; Absence of Appraisal Rights.”
     For purposes of the Offer, the undersigned understands that Conseco will be deemed to have accepted for payment (and thereby purchased) Debentures validly tendered and not properly withdrawn (or defectively tendered Debentures with respect to which Conseco has waived such defect) if, as and when Conseco gives oral or written notice to the depositary of its acceptance for payment of such Debentures.
     Subject to, and effective upon, acceptance for purchase of, and payment for, the principal amount of any Debentures tendered hereby in accordance with the terms of the Offer to Purchase (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby: (i) irrevocably sells, assigns and transfers to, or upon the order of, Conseco, all right, title and interest in and to all Debentures that are being tendered hereby; (ii) waives any and all rights with respect to the Debentures (including with respect to any existing or past defaults and their consequences in respect of the Debentures and the Indenture); (iii) releases and discharges Conseco from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, the Debentures (including any claims that such holder is entitled to receive additional principal or interest payments (other than any accrued and unpaid interest up to, but excluding, the settlement date of the Offer) with respect to the Debentures or to participate in any redemption or defeasance of the Debentures); and (iv) irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of Conseco) with respect to any such tendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to Conseco, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the depositary will have no rights to, or control over, funds from Conseco, except as agent for the undersigned as a tendering holder for the Tender Consideration plus accrued and unpaid interest to, but excluding, the settlement date of the Offer). See disclaimers at the end of this letter in respect of powers of attorneys delivered by individuals in the State of New York.
     The undersigned acknowledges and agrees that, under certain circumstances and subject to the conditions specified in the Offer to Purchase and this Letter of Transmittal (each of which Conseco may waive), Conseco may not be required to accept for payment any of the Debentures validly tendered. Any Debentures not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Delivery Instructions.”

     The undersigned hereby represents and warrants and covenants, in connection with any tender of Debentures effected by execution and delivery of this Letter of Transmittal, that the undersigned (i) owns the Debentures tendered and is entitled to tender such Debentures and (ii) has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and that, when the same are accepted for payment by Conseco, Conseco will acquire good, marketable and unencumberable title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims.
     The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Conseco to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.
     The undersigned understands that Conseco reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates the right to purchase all or any of the Debentures validly tendered pursuant to the Offer. If such assignment occurs, the assignee-affiliate will purchase the Debentures validly tendered. However, any such transfer or assignment will not relieve Conseco of its obligations under the Offer and will not prejudice the undersigned’s right to receive the Tender Consideration plus accrued and unpaid interest for the undersigned’s Debentures validly tendered and accepted for payment on the acceptance date.
     No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned and any subsequent transferees of the Debentures.
     The undersigned understands that the delivery and surrender of any Debentures is not effective, and the risk of loss of the Debentures does not pass to the depositary, until receipt by the depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, or a properly transmitted Agent’s Message, together with all accompanying evidences of authority and any other required documents in form satisfactory to Conseco.
     The undersigned, in consideration for the purchase of the Debentures pursuant to the Offer, hereby waives, releases, forever discharges and agrees not to sue Conseco or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, members, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against Conseco or the dealer manager, as the case may be, as a result of or in any manner related to any prior non-compliance with the terms of the Indenture or in any manner related to: (i) the undersigned’s disposition of the Debentures pursuant to the Offer; or (ii) any decline in the value of the Debentures up to and including the Expiration Date (and thereafter, to the extent the undersigned retains Debentures after the settlement date of the Offer).
     The undersigned hereby acknowledges and agrees that: (i) all questions as to the form of all documents and the validity (including the time of receipt), eligibility, acceptance and withdrawal of tendered Debentures will be determined by Conseco in its sole discretion; (ii) Conseco reserves the absolute right to reject any and all tenders of Debentures or notices of withdrawal not in proper form and to determine whether the acceptance of or payment by it for such tenders of Debentures or notices of withdrawal would be unlawful; (iii) Conseco reserves the absolute right in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or to waive any defect or irregularity in the tender of Debentures or any notice of withdrawal of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders; (iv) a waiver of any defect or irregularity by Conseco with respect to the tender of a Debenture or the treatment of a notice of withdrawal shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Debenture or the treatment of any other notice of withdrawal; (v) any determination by Conseco as to the validity, form, eligibility and acceptance of Debentures for payment, or any interpretation by Conseco as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by holders or otherwise, to the judgment of a court of competent jurisdiction; (vi) none of Conseco, the dealer manager, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification; (vii) no tender of Debentures or notices of withdrawal will be deemed to have been validly made until all defects and irregularities with respect to such tenders or notice of withdrawal have been cured or waived; (viii) it will comply with all applicable U.S. federal withholding tax obligations in connection with payment it receives pursuant to the Offer and subsequently remits to the beneficial owners of the Debentures; and (ix) interpretation of the terms and conditions of the Offer will be made by Conseco in its sole discretion and will be final and binding on all parties.
     The undersigned acknowledges and agrees that, without limiting the generality or effect of the foregoing, upon the purchase of Debentures tendered pursuant to the Offer, Conseco shall obtain all rights relating to the undersigned’s ownership of Debentures (including, without limitation, the right to all interest payable on the Debentures) and any and all claims relating thereto.
     The undersigned acknowledges and agrees that tenders of Debentures pursuant to any of the procedures described under “The Offer—Procedures for Tendering Debentures” in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Conseco upon the terms and subject to the conditions set forth in the Offer to Purchase, including Conseco’s right to amend such terms and conditions. Such agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned by this Letter of Transmittal also irrevocably appoints the depositary to act as its agent for the purpose of receiving payment from Conseco and transmitting such payment to the undersigned.
     Unless otherwise indicated herein under “A. Special Delivery Instructions,” the undersigned hereby requests that any Debentures representing principal amounts not validly tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Debentures tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Debentures validly tendered hereby be issued to the order of, and delivered to, the undersigned.
     In the event that the “A. Special Delivery Instructions” box is completed, the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that Conseco has no obligation pursuant to the “A. Special Delivery Instructions” box to transfer any Debentures from the names of the registered holder(s) thereof if Conseco does not accept for purchase any of the principal amount of such Debentures so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Debentures validly tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated. In the event that the box entitled “B. Special Payment Instructions” and/or the box entitled “A. Special Delivery Instructions” on this Letter of Transmittal has been completed, Conseco’s obligation to honor such instructions shall be subject to the holder providing satisfactory evidence to Conseco that all transfer taxes payable as a result of such instructions have been paid by such holder. See Instruction 5.
Disclaimers Relating to Powers of Attorney Executed by Individuals in the State of New York
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
     (1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
     (2) avoid conflicts that would impair your ability to act in the principal’s best interest;
     (3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
     (4) keep a record or all receipts, payments, and transactions conducted for the principal; and
     (5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     This document shall not revoke any powers of attorney previously executed by the undersigned, unless otherwise specified herein. This power of attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney specifically provides that it revokes this power of attorney by referring to the date of the undersigned’s execution of this document.
INDIVIDUALS EXECUTING THIS POWER OF ATTORNEY IN THE STATE OF NEW YORK MUST OBTAIN THE FOLLOWING ACKNOWLEDGMENT FROM A NOTARY PUBLIC.

STATE OF	)
) ss.:
COUNTY OF	)
On the           day of                     in the year 20      before me, the undersigned, a Notary Public in and for said State, personally appeared                                                  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are] subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment)

A. SPECIAL DELIVERY INSTRUCTIONS	B. SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1 and 2)	(See Instructions 1, 2 and 3)

To be completed ONLY if Debentures in a principal amount not tendered or not accepted for purchase pursuant to the Offer are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures Tendered” within this Letter of Transmittal.
To be completed ONLY if checks for consideration payable pursuant to the Offer are issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures Tendered” within this Letter of Transmittal.

Name:		Name:

	(Please Print)		(Please Print)

Address:		Address:

	(Include Zip Code)		(Include Zip Code)

	(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)		(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

☐	Check here to direct a credit of Debentures not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.
DTC Account No.
Number of Account Party:

IMPORTANT
HOLDER(S) OF DEBENTURES SIGN HERE
(SEE INSTRUCTIONS 1 AND 2)
(PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)
(This page is to be completed and signed by all tendering holders of Debentures except holders executing the tender through ATOP.)
     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders Debentures in the principal amount of Debentures listed in the box above labeled “Description of Debentures Tendered” under the column heading “Total Principal Amount Tendered.” If nothing is indicated under the column heading “Total Principal Amount Tendered,” the undersigned will be deemed to have tendered Debentures with respect to the entire aggregate principal amount represented by the Debentures described in such box.

(Signature(s) of Record Holder(s) or Authorized Signatory)
(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Debentures or, if the Debentures are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(See Substitute Form W-9)
MEDALLION SIGNATURE GUARANTEE (ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:

[Place Seal Here]

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
     1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Debentures.
     If any of the Debentures tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any Debentures or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conseco of such person’s authority to so act must be submitted with this Letter of Transmittal.
     When this Letter of Transmittal is signed by the registered holders of the Debentures tendered, no endorsements of Debentures or separate instruments of transfer are required unless payment is to be made, or Debentures not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
     Unless this Letter of Transmittal is signed by the record holder(s) of the Debentures tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures), such Debentures must be endorsed or accompanied by appropriate instruments of transfer, and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the record holder(s) appear(s) on the Debentures (or as the name of such participant appears on a security position listing as the owner of such Debentures); signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or Financial Industry Regulatory Authority, Inc. or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).
     2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Debentures tendered hereby are tendered by a record holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Debentures) and neither the box entitled “A. Special Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal has been completed or (b) such Debentures are tendered for the account of an Eligible Institution. See Instruction 1.
     3. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent at its telephone number set forth on the back cover of the Offer to Purchase or this Letter of Transmittal. A holder may also contact the dealer manager at the address and telephone number set forth on the back cover of the Offer to Purchase or this Letter of Transmittal or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
     4. Partial Tenders. Tenders of Debentures will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Debentures held by a holder is tendered, such holder must fill in the principal amount of Debentures tendered in the fourth column of the box entitled “Description of Debentures Tendered” above. The entire principal amount of Debentures delivered to the depositary will be deemed to have been tendered therefor unless otherwise indicated. If the entire principal amount of all Debentures is not tendered or not accepted for purchase, then substitute Debentures for the principal amount of Debentures not tendered or not accepted for purchase pursuant to the Offer will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Debentures are accepted for purchase.
     5. Special Payment and Special Delivery Instructions; Transfer Taxes. The undersigned should indicate in the applicable box or boxes the name and address to which Debentures for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Consideration are to be sent or issued, if different from the name and address of the undersigned. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not validly tendered or not accepted for purchase will be returned, and checks for payment of the Tender Consideration will be sent, to the undersigned.
     Tendering holders of Debentures purchased in the Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to the purchase of their Debentures unless the box entitled “B. Special Payment Instructions” or the box entitled “A. Special Delivery Instructions” on this Letter of Transmittal has been completed. In the event that the box entitled “B. Special Payment Instructions” and/or the box entitled “A. Special Delivery Instructions” on this Letter of Transmittal has been completed, Conseco’s obligation to honor such instructions shall be subject to the holder providing satisfactory evidence to Conseco that all transfer taxes payable as a result of such instructions have been paid by such holder.
     6. Waiver of Conditions; Amendment; Termination. Subject to applicable law, Conseco reserves the right to (1) extend the Offer; (2) waive any and all conditions to or amend the Offer in any respect; or (3) terminate the Offer.
     7. Substitute Form W-9. Each tendering holder (or other payee) is required (i) to provide the depositary with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and 28% federal income tax backup withholding on any reportable payment. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the depositary must backup withhold 28% of the reportable payments made to such holder.
     8. Irregularities. All questions as to the form of all documents and the validity (including the time of receipt), eligibility, acceptance and withdrawal of tendered Debentures will be determined by Conseco in its sole discretion and Conseco’s determination will be final and binding. Conseco reserves the absolute right to reject any and all tenders of Debentures or notices of withdrawal not in proper form and to determine whether the acceptance of or payment by it for such tenders of Debentures or notices of withdrawal would be unlawful. We also reserve the absolute right in our sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer or to waive any defect or irregularity in the tender of Debentures or any notice of withdrawal of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders. A waiver of any defect or irregularity with respect to the tender of a Debenture or the treatment of a notice of withdrawal shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Debenture or the treatment of any other notice of withdrawal. Any determination by Conseco as to the validity, form, eligibility and acceptance of Debentures for payment, or any interpretation by Conseco as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by holders or otherwise, to the judgment of a court of competent jurisdiction. None of Conseco, the dealer manager, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. No tender of Debentures or notice of withdrawal will be deemed to have been validly made until all defects and irregularities with respect to such tenders or notice of withdrawal have been cured or waived. Any Debentures received by the depositary that are not validly tendered and as to which irregularities have not been cured or waived will be returned by the depositary to the appropriate tendering holder as soon as practicable. Interpretation of the terms and conditions of the Offer will be made by Conseco in its sole discretion and will be final and binding on all parties.
     9. Mutilated, Lost, Stolen or Destroyed Physical Certificates. Any holder whose Debentures are held as physical certificates for Debentures have been mutilated, lost, stolen or destroyed shall contact the depositary for further instruction at the address or telephone number set forth on the back cover of the Offer to Purchase.

IMPORTANT TAX INFORMATION
     Under U.S. federal income tax laws, a tendering holder is required to provide the depositary (as payer) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt holders should furnish their TIN, check the “Exempt” box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the depositary a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder’s foreign status. The applicable Form W-8 can be obtained from the depositary or the IRS at its website: www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If such holder is an individual, the TIN is generally his or her Social Security number (“SSN”). If the depositary is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and reportable payments made with respect to Debentures tendered pursuant to the Offer may be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
     If backup withholding applies, the depositary is required to withhold 28% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the requisite information is properly provided.
Purpose of Substitute Form W-9
     To prevent backup withholding on reportable payments made with respect to Debentures tendered pursuant to the Offer, the holder is required to provide the depositary with either: (i) the holder’s correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that (a) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.
     If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the depositary must backup withhold 28% of the reportable payments made to such holder.
What Number to Give the Depositary
     The holder is required to give the depositary the TIN (e.g., SSN or employer identification number (“EIN”)) of the registered holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: D.F. King & Co., Inc.

SUBSTITUTE
FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)

Business Name, if different from above

Check appropriate box:

☐   Individual/Sole proprietor     ☐   Corporation

☐   Partnership           ☐   Other

Address

City, state, and ZIP code

PART 1 — TAXPAYER IDENTIFICATION NUMBER—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE “APPLIED FOR.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification—Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:	Date:	, 2009
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date:	, 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

					GIVE THE NAME AND
		GIVE THE NAME AND			EMPLOYER
		SOCIAL SECURITY			IDENTIFICATION NUMBER
For this type of account:		NUMBER OF—	For this type of account:		OF—

1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership or multi-member LLC	The partnership or LLC

b.	The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10.	A broker or registered nominee	The broker or nominee

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

			12.	Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).
NOTE:      If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
Purpose of Form
     A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.
How to Get a TIN
     If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irsgov.
     If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.
     Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.
     CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Payees Exempt from Backup Withholding
     Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
     Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
     The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.
     Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments,

(ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.
(1)	An organization exempt from tax under section 501(a), or an individual retirement account (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.
     Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
     Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.
     Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.
Penalties
     Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
     Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
     Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
     Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.
     FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

     In order to validly tender Debentures, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Debentures and any other required documents to the depositary at the address set forth below or tender through ATOP.
     Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or any the other related materials may be directed to the information agent at its telephone number below. A holder of Debentures may also contact the dealer manager at its telephone number set forth below or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, New York 10005
Banks and brokers, call collect: (212) 269-5550
All others, call toll-free: (888) 869-7406
The Dealer Manager for the Offer is:
Morgan Stanley
1585 Broadway
New York, NY 10036
Toll Free: (800) 646-1808
Telephone: (212) 761-5384
Attention: Liability Management Group